UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue Suite 300 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 500-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 22, 2021, BJ’s Restaurants, Inc., a California corporation (the “Company”), announced that it had increased to $30,000,000 the size of its previously announced “at the market offering” from $25 million to $30 million. The offering will continue to be made through J.P. Morgan Securities LLC (the “Agent”) as the Company’s sales agent pursuant to the terms of the distribution agreement with the Agent (as amended, the “Distribution Agreement”). The Company has filed Amendment No. 1 to its previously filed prospectus supplement for the offer and sale of Common Stock having an aggregate offering price of up to $30,000,000.

A Current Report on Form 8-K relating to the offering was filed with the Securities Exchange Commission on January 22, 2020 (the “Original Offering 8-K”). The Original Offering 8-K contained a description of the terms of the Distribution Agreement and the form Distribution Agreement was filed as Exhibit 1.1 thereto. An updated legal opinion of Elkins Kalt Weintraub Reuben Gartside LLP, counsel to the Company, relating to the validity of the Common Stock being offered pursuant to the Distribution Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 22, 2021, the Company also issued a press release announcing the completion of the offering, the full text of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit No.	Description

5.1	Opinion of Elkins Kalt Weintraub Reuben Gartside LLP

23.1	Consent of Elkins Kalt Weintraub Reuben Gartside LLP (contained in Exhibit 5.1)

99.1	Press Release dated January 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 22, 2021	BJ’S RESTAURANTS, INC.
(Registrant)

	By:	/s/ GREGORY S. LEVIN
Gregory S. Levin,
President and Chief Financial Officer